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                            FIRST EAGLE FUNDS, INC.
               (FORMERLY KNOWN AS FIRST EAGLE SOGEN FUNDS, INC.)

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143

                            FIRST EAGLE GLOBAL FUND
                           FIRST EAGLE OVERSEAS FUND
                          FIRST EAGLE U.S. VALUE FUND
                             FIRST EAGLE GOLD FUND

                       SUPPLEMENT DATED DECEMBER 31, 2002
                       TO PROSPECTUS DATED MARCH 1, 2002

We wish to inform you of several changes relevant to your investment with the Funds. This information supplements, and to the extent inconsistent therewith replaces, the information contained in the Funds' Prospectus dated March 1, 2002.

Change of Name: Effective December 31, 2002, First Eagle SoGen Funds, Inc. drops the 'SoGen' name to become First Eagle Funds, Inc. The names of the Funds change to First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund.

New Fund: Effective December 31, 2002, First Eagle Funds, Inc. offers a new portfolio, First Eagle Fund of America. First Eagle Fund of America was formerly organized as a portfolio of the First Eagle Funds trust and is described in a separate prospectus from that of the existing Funds.

Change of Distributor: Effective December 5, 2002, First Eagle Funds Distributors, a division of ASB Securities, Inc. succeeded Arnhold and S. Bleichroeder, Inc. as the Distributor of the Funds' shares. No change in personnel, services or distribution fees is anticipated as a result of this change.

Anti-Money Laundering Compliance: The Funds and the Distributor are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds or the Distributor may request additional information from you to verify your identity and source of funds. If at any time the Funds believe an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, they may choose not to establish a new account or may be required to 'freeze' a shareholder's account. They also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds or the Distributor to inform the shareholder that it has taken the actions described above.